UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

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HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Howmet Aerospace Inc. (the “Company” or “Howmet Aerospace”) is providing the disclosure below and supplementing the risk factors contained in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 27, 2020, with the following risk factors, which the Company has included in a preliminary prospectus supplement concurrently filed on April 22, 2020 in connection with a proposed offering of notes. The information in this report on Form 8-K should be read in conjunction with the risk factors described in the Form 10-K and the information under “Forward-Looking Statements” in the Form 10-K.

The following supplemental disclosure was included in the Prospectus Supplement.

Howmet Aerospace derives a significant portion of its revenue from products sold to the aerospace end-market, including 71% of our Engineered Products and Forgings reportable segment. As a result of COVID-19 and its impact on the aerospace industry to-date, the possibility exists that there could be a sustained impact to our operations and our financial results. As previously disclosed, certain original equipment manufacturer (“OEM”) customers have suspended manufacturing operations in North America and Europe on a temporary basis. These suspensions, the duration of which is uncertain, are impacting operations at certain of our facilities resulting in the temporary closure of a small number of manufacturing facilities. As a result, the Company is taking a series of actions to address the financial impact, including announcing certain headcount reductions and reducing certain cash outflows, by suspending our dividend and reducing the levels of our capital expenditures to preserve cash and maintain liquidity.

Although the Company is currently unable to reasonably estimate the impact of COVID-19 on its 2020 outlook, we expect this situation to have an adverse impact on our 2020 financial performance and have withdrawn the 2020 guidance and assumptions that we provided in February 2020. For additional information regarding the risks of COVID-19 on our business, see the section entitled “Risk Factors—Risks Related to Our Business—Our business, results of operations, financial condition and/or cash flows could be materially adversely affected by the effects of widespread public health epidemics/pandemics, including COVID-19, that are beyond our control.”

The following risk factors were included in the Prospectus Supplement.

Our business, results of operations, financial condition and/or cash flows could be materially adversely affected by the effects of widespread public health epidemics/pandemics, including COVID-19, that are beyond our control.

Any outbreaks of contagious diseases, public health epidemics or pandemics and other adverse public health developments in countries where we, our employees, customers and suppliers operate could have a material and adverse effect on our business, results of operations, financial condition and/or cash flows. Specifically, the recent novel strain of COVID-19, initially limited to a region in China and now affecting the global community on a pandemic basis, including the United States and Europe, is adversely impacting our operations, and the nature and extent of the impact over time is highly uncertain and beyond our control. The extent to which COVID-19 affects our operations over time will depend on future developments, which are highly uncertain, including the duration of the outbreak, the continued severity of the virus and the extent of actions that have been or may be taken to contain or treat its impact. These actions include, but are not limited to, declarations of states of emergency, business closures, manufacturing restrictions and a prolonged period of travel, commercial and/or other similar restrictions and limitations, many of which have been implemented across much of the globe and all of which have negatively affected our business. The longer the period of duration, the greater impact on our businesses and the heightened risk of a material adverse impact on business, results of operations, financial conditions and/or cash flows, as well as on our business strategies and initiatives. While the restrictions and limitations noted above may be relaxed or rolled back if and when COVID-19 abates, the actions may be reinstated as the pandemic continues to evolve. The scope and timing of any such reinstatements is difficult to predict and may materially affect our operations in the future. We continue to monitor guidelines proposed by federal, state and local governments with respect to the proposed “reopening” measures, which may change over time depending on public health, safety and other considerations. We are continuing to focus on the safety and protection of our workforce by continuing to implement additional safety protocols in light of COVID-19.

As a result of COVID-19 and the measures designed to contain its spread, our sales globally, including to customers in the aerospace and commercial transportation industries that are impacted by COVID-19, have been and are expected to be negatively impacted as a result of disruption in demand, which over time could have a material adverse effect on our business, results of operations, financial condition and/or cash flows. The COVID-19 pandemic has already subjected our operations, financial performance and financial condition to a number of risks, including, but not limited to those discussed below:

•	Business and operations risks: We continue to monitor the evolving situation relating to COVID-19 to determine whether we will need to significantly modify our business practices or take actions as may be required by government authorities or that we determine are in the best interests of our employees, customers, partners, suppliers and shareholders. We have had a number of smaller manufacturing locations that have experienced or continue to experience periods of shutdowns. Future shutdowns will be dependent on facts and circumstances as they unfold, including based on the restrictions and limitations noted above. Additional shutdowns, while not required by governmental authorities, may be necessary to match our production of materials to the reduced demand of our customers. In addition, given these factors and potential further disruptions, we may be unable to perform fully on our contracts and our costs may increase as a result of the COVID-19 outbreak. We may also face challenges in restoring our production levels if and when COVID-19 abates, including as a result of government-imposed or other limitations that prevent the return of all or a portion of our workforce and/or continue to disrupt demand and limit the capabilities of our suppliers. We continue to monitor the situation, to assess further possible implications to our business, employees, customers and supply chain, and to take actions in an effort to mitigate adverse consequences. As a result of COVID-19 and its potential impact on the aerospace industry, the possibility exists that a sustained impact to our operations, financial results and market capitalization may require material impairments of our assets including, but not limited to, goodwill, intangible assets, long-lived assets, and right-of-use assets. While we have already commenced plans to reduce costs, including announcing certain headcount reductions and reducing certain cash outflows, by suspending our dividends and reducing the levels of our capital expenditures, we cannot at this time predict the longer term impact of the COVID-19 pandemic, but it could have a material adverse effect on our business, results of operations, financial condition and/or cash flows.

•	Customer and supplier risks: We have limited visibility into future demand given the disruptions resulting from COVID-19. Several of our aerospace and commercial transportation customers have temporarily suspended operations or taken cost-cutting actions, the duration and extent of which we cannot predict, including , but not limited to, General Electric Company, which represented approximately 13% of our Engineered Products and Forgings reportable segment third-party sales in 2019 and announced reductions in its workforce and plant closures, and The Boeing Company, an aerospace platform partner, which announced suspension of certain of its North American operations. Due to these cost-cutting measures and others, we are experiencing, and expect to continue experiencing, lower demand and volume for products and services, customer requests for potential payment deferrals, pricing concessions or other contract modifications, delays of deliveries and the achievement of other billing milestones. These trends may lead to charges, impairments and other adverse financial impacts over time, as noted above, as we have historically depended upon the strength of these industries, particularly the aerospace industry. Similarly, our suppliers may not have the materials, capacity, or capability to manufacture our products according to our schedule and specifications. To date, we have not experienced significant disruption to our supply chain. If our suppliers’ operations were to be impacted, we may need to seek alternate suppliers, which may be more expensive, may not be available or may result in delays in shipments to us and subsequently to our customers, each of which would affect our business, results of operations, financial condition and/or cash flows. The duration of the current disruptions to our customers and to our supply chain, and related financial impact to us, cannot be estimated at this time. Should such disruption continue for an extended period of time, the impact will have a material adverse effect on our business, results of operations, financial condition and/or cash flows. Ultimately, the demand for our products is, in turn, driven by demand for transportation and for people to travel within and between various countries around the world. Should the COVID-19 outbreak cause a long term deterioration in demand for transportation or travel due to fear or anxiety related to health concerns, governmental restriction, economic hardships, or increased use of electronic communication technologies embraced during the COVID-19 related shutdowns, the effects of the COVID-19 virus on our business may extend well beyond the COVID-19 current health crisis and immediate related governmental actions.

•	Market risks: The current financial market dynamics and volatility pose heightened risks to our liquidity. For example, dramatically lowered interest rates and lower expected asset valuations and returns can materially impact the calculation of long-term liabilities such as our pension. In addition, extreme volatility in financial and commodities markets has had and may continue to have adverse impacts on other asset valuations such as the value of the investment portfolios supporting our pension. Our long-term liabilities are sensitive to numerous factors and assumptions that can move in offsetting directions and should be considered as of the time of a relevant measurement event.

•	Liquidity and credit risks: We currently have the ability to borrow up to $1.5 billion under our revolving credit agreement, which was amended on March 4, 2020. A prolonged period of generating lower financial results and cash from operations could adversely affect our ability to draw under such amended revolving credit agreement, could also adversely affect our financial condition, including in respect of satisfying both required and voluntary pension funding requirements, and could otherwise negatively affect our ability to achieve our strategic objectives. These factors could also adversely affect our ability to maintain compliance with the debt covenants under our amended revolving credit agreement, including as a result of potential increases in net debt or future reductions in EBITDA. There can also be no assurance that we will not face credit rating downgrades as a result of weaker than anticipated performance of our businesses or other factors including overall market conditions. Future downgrades could further adversely affect our cost of funds and related margins, liquidity, competitive position and access to capital markets, and a significant downgrade could have an adverse commercial impact on our businesses. Conditions in the financial and credit markets may also limit the availability of funding or increase the cost of funding (including for receivables securitization or supply chain finance programs used to finance working capital) or our ability to refinance certain of our indebtedness, which could adversely affect our business, financial position, results of operations and/or cash flows. Although the U.S. federal and other governments have announced a number of funding programs to support businesses, our ability or willingness to access funding under such programs may be limited by regulations or other guidance, including eligibility criteria, or by further change or uncertainty related to the terms of these programs.

The COVID-19 pandemic may also exacerbate other risks disclosed in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2019, including, but not limited to, risks related to global economic conditions, competition, loss of customers, costs of supplies, manufacturing difficulties and disruptions, investment returns, our credit profile, our credit ratings and interest rates. We expect that the longer the period of disruption from COVID-19 continues, the more material the adverse impacts will be on our business operations, financial performance, results of operations and/or cash flows. In addition, the COVID-19 pandemic may also affect our operating and financial results in a manner that is not presently known to us or that we currently do not expect to present significant risks to our business, results of operations, financial conditions and/or cash flows.

We may not achieve some or all of the expected benefits of the separation of Arconic Inc. into two independent, publicly-traded companies on April 1, 2020 (the “Separation”), and failure to realize such benefits in a timely manner may materially adversely affect our business.

We may not be able to achieve the full strategic and financial benefits expected to result from the Separation, or such benefits may be delayed or not occur at all. The Separation is expected to provide the following benefits, among others: (i) enabling the management of each company to more effectively pursue its own distinct operating priorities and strategies, to focus on strengthening its core business and its unique needs, and to pursue distinct and targeted opportunities for long-term growth and profitability; (ii) permitting each company to allocate its financial resources to meet the unique needs of its own business, allowing each company to intensify its focus on its distinct strategic priorities and to more effectively pursue its own distinct capital structures and capital allocation strategies; (iii) allowing each company to more effectively articulate a clear investment thesis to attract a long-term investor base suited to its business and providing investors with two distinct and targeted investment opportunities; (iv) creating an independent equity currency tracking each company’s underlying business, affording Howmet Aerospace and Arconic Corporation direct access to the capital markets and facilitating each company’s ability to consummate future acquisitions or other restructuring transactions utilizing its common stock; (v) allowing each company more consistent application of incentive structures and targets, due to the common nature of the underlying businesses; and (vi) separating and simplifying the structures required to manage two distinct and differing underlying businesses.

We may not achieve these and other anticipated benefits for a variety of reasons, including, among others: (i) we may be more susceptible to market fluctuations and other adverse events than if Arconic Corporation were still a part of the Company because our business is less diversified than it was prior to the completion of the Separation; and (ii) as a smaller, independent company, we may be unable to obtain certain goods, services and technologies at prices or on terms as favorable as those it obtained prior to completion of the Separation. If we fail to achieve some or all of the benefits expected to result from the Separation, or if such benefits are delayed, it could have a material adverse effect on our competitive position, business, financial condition, results of operations and cash flows.

Arconic Corporation may fail to perform under various transaction agreements that were executed as part of the Separation.

In connection with the Separation, we entered into a separation and distribution agreement with Arconic Corporation and also entered into various other agreements, including a tax matters agreement with respect to our continuing ownership of Arconic Corporation common stock, an agreement related to the Davenport plant, an employee matters agreement, intellectual property license agreements, metal supply agreements and real estate and office leases. The separation and distribution agreement, the tax matters agreement and the employee matters agreement, together with the documents and agreements by which the internal reorganization of the Company prior to the Separation was effected, determined the allocation of assets and liabilities between us and Arconic Corporation following the Separation for those respective areas and included any necessary indemnifications related to liabilities and obligations. We will rely on Arconic Corporation to satisfy its performance and payment obligations under these agreements. If Arconic Corporation is unable or unwilling to satisfy its obligations under these agreements, including its indemnification obligations, we could incur operational difficulties and/or losses.

In connection with the Separation, Arconic Corporation has agreed to indemnify us for certain liabilities and we have agreed to indemnify Arconic Corporation for certain liabilities. If we are required to pay under these indemnities to Arconic Corporation, our financial results could be negatively impacted. The Arconic Corporation indemnity may not be sufficient to hold us harmless from the full amount of liabilities for which Arconic Corporation will be allocated responsibility, and Arconic Corporation may not be able to satisfy its indemnification obligations in the future.

Pursuant to the separation and distribution agreement and certain other agreements with Arconic Corporation, Arconic Corporation has agreed to indemnify us for certain liabilities, and we have agreed to indemnify Arconic Corporation for certain liabilities, in each case for uncapped amounts. Indemnities that we may be required to provide Arconic Corporation are not subject to any cap, may be significant and could negatively impact our business. Third parties could also seek to hold us responsible for any of the liabilities that Arconic Corporation has agreed to retain. Any amounts we are required to pay pursuant to these indemnification obligations and other liabilities could require us to divert cash that would otherwise have been used in furtherance of the Company’s operating business. Further, the indemnity from Arconic Corporation may not be sufficient to protect us against the full amount of such liabilities, and Arconic Corporation may not be able to fully satisfy its indemnification obligations. Moreover, even if we ultimately succeed in recovering from Arconic Corporation any amounts for which we are held liable, we may be temporarily required to bear such losses. Each of these risks could negatively affect our business, results of operations and financial condition.

The Separation could result in substantial tax liability.

It was a condition to the distribution that we receive an opinion of our outside counsel, satisfactory to our Board of Directors, regarding the qualification of the distribution, together with certain related transactions, as a “reorganization” within the meaning of Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”). This condition was satisfied prior to the distribution. However, the opinion of counsel was based upon and relied on, among other things, various facts and assumptions, as well as certain representations, statements and undertakings by us and Arconic Corporation, including those relating to the past and future conduct by us and Arconic Corporation. If any of these facts, assumptions, representations, statements or undertakings is, or becomes, inaccurate or incomplete, or if we or Arconic Corporation breach any of our representations or covenants contained in the separation agreement and certain other agreements and documents or in any documents relating to the opinion of counsel, the opinion of counsel may be invalid and the conclusions reached therein could be jeopardized.

Notwithstanding our receipt of the opinion of counsel, the Internal Revenue Service (the “IRS”) could determine that the distribution and/or certain related transactions should be treated as taxable transactions for U.S. federal income tax purposes if it determines that any of the representations, assumptions or undertakings upon which the opinion of counsel was based are false or have been violated. In addition, the opinion of counsel represents the judgment of such counsel and is not binding on the IRS or any court, and the IRS or a court may disagree with the conclusions in the opinion of counsel. Accordingly, notwithstanding receipt of the opinion of counsel, there can be no assurance that the IRS will not assert that the distribution and/or certain related transactions do not qualify for tax-free treatment for U.S. federal income tax purposes or that a court would not sustain such a challenge. In the event the IRS were to prevail with such challenge, we, our stockholders and Arconic Corporation, could be subject to significant U.S. federal income tax liability.

If the distribution fails to qualify as a transaction that is generally tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Code, in general, for U.S. federal income tax purposes, we would recognize taxable gain as if it had sold the Arconic Corporation common stock in a taxable sale for its fair market value, and our stockholders who received such Arconic Corporation shares in the distribution would be subject to tax as if they had received a taxable distribution equal to the fair market value of such shares.

Under current U.S. federal income tax law, even if the distribution, together with certain related transactions, otherwise qualifies for tax-free treatment under Sections 355 and 368(a)(1)(D) of the Code, the distribution may nevertheless be rendered taxable to us as a result of certain post-distribution transactions, including certain acquisitions of shares or assets of ours or Arconic Corporation. Under the tax matters agreement entered into between us and Arconic Corporation in connection with the Separation, Arconic Corporation may be required to indemnify us for any taxes resulting from the Separation (and any related costs and other damages) to the extent such amounts resulted from (1) an acquisition of all or a portion of the equity securities or assets of Arconic Corporation, whether by merger or otherwise (and regardless of whether we participated in or otherwise facilitated the acquisition), (2) other actions or failures to act by Arconic Corporation, or (3) any of Arconic Corporation’s representations, covenants or undertakings contained in the separation agreement and certain other agreements and documents or in any documents relating to the opinion of counsel being incorrect or violated. However, the indemnity from Arconic Corporation may not be sufficient to protect us against the full amount of such additional taxes or related liabilities, and Arconic Corporation may not be able to fully satisfy its indemnification obligations. Moreover, even if we ultimately succeed in recovering from Arconic Corporation any amounts for which we are held liable, we may be temporarily required to bear such losses. In addition, we and our subsidiaries may incur certain tax costs in connection with the Separation, including non-U.S. tax costs resulting from transactions (including the internal reorganization) in non-U.S. jurisdictions, which may be material. Each of these risks could negatively affect our business, results of operations and financial condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Date: April 22, 2020	By	/s/ Peter Hong
		Name:	Peter Hong
		Title:	Vice President and Treasurer